UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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McGrath RentCorp

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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McGrath RentCorp Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 2020 Annual Meeting Proxy Card qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals No. 2 and 3. 1. Election of Directors*: *Each to be elected and to serve until the 2021 Annual Meeting of Shareholders or until their successors are elected and qualified. + For Withhold For Withhold For Withhold 01 - Kimberly A. Box 02 - William J. Dawson 03 - Elizabeth A. Fetter 04 - Joseph F. Hanna 05 - Bradley M. Shuster 06 - M. Richard Smith 07 - Dennis P. Stradford 08 - Ronald H. Zech For Against Abstain For Against Abstain 2. To ratify the appointment of Grant Thornton LLP as the 3. To hold non-binding, advisory vote to approve the independent auditors for the Company for the year ending compensation of the Company’s named executive officers. December 31, 2020. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1UPX + 037FHB

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q McGrath RentCorp The Board of Directors solicits this Proxy for the Annual Meeting of Shareholders to be held on Wednesday, June 3, 2020, at 2:00 p.m. (PDT) virtually only at www.meetingcenter.io/270411791. The undersigned hereby constitutes and appoints Melodie Craft and Keith E. Pratt, or each of them, with full power of substitution and revocation, attorneys and proxies of the undersigned at the Annual Meeting of Shareholders of McGrath RentCorp or any adjournments thereof, and to vote, including the right to cumulate votes (if cumulative voting is required), the shares of Common Stock of McGrath RentCorp registered in the name of the undersigned on the Record Date for the Annual Meeting. The Board of Directors recommends a vote FOR all the nominees named on the reverse side and FOR Proposals No. 2 and No. 3. The shares represented by this Proxy will be voted as directed on the reverse side; if no specification is made, the shares will be voted FOR said nominees and proposals. The proxies are authorized to vote in their discretion upon such other business as may properly come before the Annual Meeting to the extent authorized by Rule 14a-4(c) promulgated by the Securities and Exchange Commission. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, the Proxy Statement and the 2019 Annual Report to Shareholders furnished with this Proxy. PLEASE RETURN THIS SIGNED AND DATED PROXY IN THE ACCOMPANYING ADDRESSED ENVELOPE. (Items to be voted appear on reverse side)